THE ALGER FUNDS

Supplement dated October 30, 2013 to the
Statement of Additional Information dated March 1, 2013, As Revised May 31, 2013,
As Supplemented to Date

The following replaces the third paragraph under the heading "Options" on page 10 of the Statement of Additional Information.

"A Fund will not sell options that are not covered. A call option written by a Fund on a security is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A put option written by a Fund is "covered" if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written."

S-TAFSAI 103013